UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 06685

John Hancock Patriot Global Dividend Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Attorney and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)
Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	July 31
Date of reporting period:	January 31, 2006

ITEM 1. REPORT TO SHAREHOLDERS.

JOHN HANCOCK

Patriot Global Dividend Fund

1.31.2006 Semiannual Report

John Hancock

JOHN HANCOCK FUNDS

Table of contents

Your fund at a glance

Managers’ report
page 2

Fund’s investments
page 6

Financial statements
page 10

For more information
page 25

To Our Shareholders,

After producing modest returns in 2005, the stock market started off strong in the first month of 2006. The major indexes all advanced and produced monthly returns that were already half as much as the market’s returns for all of 2005. For example, the Standard & Poor’s 500 Index returned 2.65% in January 2006, versus 4.91% last year in total. Investors were encouraged by solid corporate earnings, a slower-growing economy and stable infla-tion, which suggested the Federal Reserve could be coming close to the end of its 18-month campaign of rising interest rates.

Although a solid January has typically augured well for the rest of the year, it is anyone’s guess where the market will end 2006, especially given the wild cards of interest rate moves and record-high energy prices and their impact on corporate profits and the economy.

One thing we do know, however, is that the stock market’s pattern is one of extremes. Consider the last 10 years. From 1995 through 1999, we saw double-digit returns in excess of 20% per year, only to have 2000 through 2002 produce ever-increasing negative results, followed by another 20%-plus up year in 2004 and a less than 5% advance in 2005. Since 1926, the market, as measured by the Standard & Poor’s 500 Index, has produced average annual results of 10.4% . However, that “normal” return is rarely produced in any given year. In fact, calendar year returns of 8% to 12% have occurred only five times in the 80 years since 1926, according to Ibbotson Associates.

Although the past in no way predicts the future, we have learned at least one lesson from history: expect highs and lows in the short term, but always invest for the long term. Equally important: Work with your financial professional to maintain a diversified portfolio, spread out among not only different asset classes — stocks, bonds and cash — but also among various investment styles. It’s the best way we know of to benefit from, and weather, the market’s extremes.

Sincerely,

Keith F. Hartstein, President and Chief Executive Officer

This commentary reflects the CEO’s views as of January 31, 2006. They are subject to change at any time.

YOUR FUND AT A GLANCE The Fund seeks to provide high current income, consistent with modest growth in capital, by nor- mally investing at least 80% of its assets in dividend- paying securities.

Over the last six months

 * Preferred stocks started out the period on firm footing, but came under pressure later as the Treasury market faltered.

 * The Fund lagged its Lipper peer group due to its higher exposure to preferred stocks, which lagged utility common stocks during the period.

 * Tax-advantaged preferred stocks and holdings in the common stocks of utility companies with a focus on production were among the
   Fund’s best performers, while preferred holdings with yields below prevailing new issuance levels suffered.

The total returns for the Fund include the reinvestment of all distributions. The performance data contained within this material represents past performance, which does not guarantee future results.

The yield at closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

Top 10 issuers
5.0%	Lehman Brothers Holdings, Inc.
4.2%	Bear Stearns Cos., Inc.
3.2%	CH Energy Group, Inc.
3.2%	Sierra Pacific Power Co.
3.2%	South Carolina Electric & Gas Co.
3.1%	MetLife, Inc.
3.0%	HSBC USA, Inc.
3.0%	Alabama Power Co.
2.9%	Anadarko Petroleum Corp.
2.9%	Duquesne Light Co.

As a percentage of net assets plus the value of preferred shares on January 31, 2006.

BY GREGORY K. PHELPS AND MARK T. MALONEY FOR THE PORTFOLIO MANAGEMENT TEAM, SOVEREIGN ASSET MANAGEMENT LLC

MANAGERS’ REPORT

JOHN HANCOCK

Patriot Global Dividend Fund

Preferred stocks — which are the primary emphasis of John Hancock Patriot Global Dividend Fund — had somewhat of a rough go of it for the six-month period ended January 31, 2006. Preferreds started the period off well enough as investors showed a strong interest in the group. Their surge in popularity stemmed in part from a tax law enacted during President Bush’s first term that cut the tax rates on many dividends to 15% from as high as 38.6% . Also bolstering the preferred-stock segment was strong demand from investors seeking preferreds as a way to get better yields in a still-low interest rate environment and to find shelter from the volatile equity market. An aging baby boom population also fired up demand. Finally, a relatively healthy tone to the Treasury bond market provided additional steam for preferreds. Because preferreds make fixed payments in the form of dividends, their prices tend to follow those of U.S. Treasury securities. Even as short-term interest rates rose, long-term rates held steady.

“Preferred stocks...had some- what of a rough go of it for the six-month period ended January 31, 2006.”

The tide turned, however, as October and early November proved to be a very challenging time for preferred stocks. A weakening Treasury market — caused by inflation fears and better-than-expected economic performance — coupled with a bout of profit taking put pressure on preferred-share prices and reversed the gains they enjoyed over the prior months. Also weighing on the share prices of already existing preferred stocks was a heavy new-issuance calendar. As interest rates rose, newly issued preferred stocks came to market with higher yields than older securities, making older issues worth less and putting pressure on their prices. An improved tone in the Treasury market helped preferreds regain some of their footing in December, although they weren’t able to fully overcome their autumnal decline. And while the Treasury market sagged again in January amid renewed interest rate and inflation worries, preferreds recovered further, buoyed by a favorable supply and demand backdrop.

Utility common stocks

Utility common stocks — another area of emphasis for the Fund — followed a similar path, performing well in the first three months of the period, but slumping in October and November. In addition to coming under pressure due to a weak Treasury market, utility common stocks also were burdened by falling energy prices and a robust round of profit taking. Utility stocks, too, nearly fully recovered by the end of January as energy prices moved higher.

Performance

For the six months ended January 31, 2006, John Hancock Patriot Global Dividend Fund returned –1.43% at net asset value and –4.28% at market value. The difference in the Fund’s net asset value (NAV) performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. By comparison, the average income and preferred-stock closed-end fund returned 1.72% at net asset value, according to Lipper, Inc.

The Fund lagged its Lipper peer group due primarily to its higher exposure to preferred stocks, which lagged for the period. The Dow Jones Utility Average — which tracks the performance of 15 electric and natural gas utilities — returned 5.79%, outpacing the broader stock market, as measured by the Standard & Poor’s 500 Index’s return of 4.68% .

“...some of the better performers were those with a certain tax advantage...known as the dividends received deduction (DRD).”

Tax-advantaged holdings lead the way

Among our preferred-stock holdings, some of the better performers were those with a certain tax advantage for corporations known as the dividends received deduction (DRD). As mentioned earlier, the demand for tax-advantaged investments was strong overall and particularly for DRD-eligible securities. At the same time, new DRD issuance was light compared with other preferred stocks. The DRD tax advantage, coupled with the strong fundamental performance of the underlying issuer,

Industry
distribution[1]

Multi-utilities &
unregulated
power — 33%

Electric
utilities — 20%

Oil & gas
exploration &
production — 10%

Investment banking &
brokerage — 9%

Other diversified
financial
services — 4%

Life & health
insurance — 3%

Regional
banks — 3%

Gas utilities — 3%

Consumer
finance — 3%

Diversified
banks — 3%

Trucking — 2%

Agricultural
products — 2%

Integrated
telecommunication
services — 2%

Integrated oil &
gas — 1%

helped boost our holdings in insurance giant MetLife, Inc. Another strong contributor was Sierra Pacific Power Co. Like MetLife, our holdings in Sierra Pacific were helped by the company’s strong fundamental performance and the preferred stock’s high coupon, which helped cushion it as the market declined.

Low-cost electric generators shine

A strong electricity pricing environment helped bolster our holdings in the common stocks of utilities that generate electricity using low-cost coal and/or nuclear power. Investments in Cinergy Corp., Duke Energy Corp. and Public Service Enterprise Group, Inc., fared well, as they are all low-cost producers that sold the electricity they generated at increasingly higher prices. Planned merger and acquisition activity also helped buoy the group, as Cinergy planned to merge with Duke, and Public Service Enterprise and Exelon each announced their own acquisitions. Also performing well was TECO Energy, Inc., which benefited from its coal mining and energy transportation segments. On the flip side, gas utility NiSource, Inc. disappointed. The stock was hurt by a perception that high natural gas prices could ultimately prompt a reduction in demand.

Outlook

We’re cautiously optimistic. In our view, there are a number of factors to suggest that we’re at or near the end of the current cycle of interest rate hikes. The Treasury yield curve — a commonly used, although not entirely foolproof, economic forecasting tool that plots differences between yields on long- and short-term Treasuries

— was quite flat at the end of period. That means that short-term and long-term yields were roughly the same, indicating that investors are nervous about near-term bets and so are demanding relatively more return on them. Other things suggest that the Federal Reserve Board may only raise short-term interest rates one or two more times, if at all, including the fact that inflation is seemingly anchored. If interest rates do stabilize, preferred and utility common stocks are likely to benefit. Utility companies continue to post strong fundamental performance and could also benefit to the extent that energy prices remain high. We also believe that long-term demand for dividend-paying securities, including preferred and utility common stocks, will provide a strong underpinning for them in the coming year. The first wave of baby boomers hit 60 years old in January 2006, an event we expect to further fuel demand for income-producing investments.

“...there are a number of factors to suggest that we’re at or near the end of the current cycle of interest rate hikes.”

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect their own opinions. As such they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

The Fund normally will invest at least 25% of its managed assets in securities of companies in the utilities industry. Such an investment concentration makes the Fund more susceptible than a more broadly diversified fund to factors adversely affecting the utilities industry. Sector investing is subject to greater risks than the market as a whole.

1 As a percentage of the Fund’s portfolio on January 31, 2006.

F I N A N C I A L   S TAT E M E N T S

FUND’S INVESTMENTS Securities owned by the Fund on January 31, 2006 (unaudited)

This schedule is divided into three main categories: common stocks, preferred stocks and short-term investments. Common stocks and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 48.48%		$55,816,230
(Cost $51,922,474)
Electric Utilities 3.71%		4,268,710

Cinergy Corp.	50,000	2,172,500

Progress Energy, Inc.	48,000	2,093,760

Progress Energy, Inc. (Contingent Value Obligation) (B)(I)	35,000	2,450
Gas Utilities 2.06%		2,377,009

Atmos Energy Corp.	10,500	275,940

Peoples Energy Corp.	56,450	2,101,069
Integrated Telecommunication Services 2.95%		3,400,077

AT&T Inc.	94,850	2,461,358

Verizon Communications, Inc.	29,650	938,719
Multi-Utilities & Unregulated Power 39.76%		45,770,434

Alliant Energy Corp.	118,420	3,512,337

Ameren Corp.	30,000	1,522,800

CH Energy Group, Inc.	120,900	5,670,210

Dominion Resources, Inc.	47,500	3,587,675

DTE Energy Co.	116,900	4,933,180

Duke Energy Corp.	58,000	1,644,300

Energy East Corp.	194,000	4,820,900

KeySpan Corp.	102,000	3,663,840

NiSource, Inc.	44,000	903,320

NSTAR	158,000	4,540,920

Public Service Enterprise Group, Inc.	16,000	1,113,920

Sierra Pacific Resources (I)	108,900	1,437,480

TECO Energy, Inc.	140,000	2,391,200

WPS Resources Corp.	60,400	3,387,232

Xcel Energy, Inc.	136,000	2,641,120

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value

Preferred stocks 99.75%			$114,830,956
(Cost $112,771,305)
Agricultural Products 3.23%			3,719,533

Ocean Spray Cranberries, Inc., 6.25%, Ser A (S)	BB+	45,000	3,719,533
Consumer Finance 4.30%			4,949,600

SLM Corp., 6.97%, Ser A	BBB+	92,000	4,949,600
Diversified Banks 3.73%			4,296,583

Bank of America Corp., 6.75%, Depositary Shares, Ser VI	A	69,100	3,624,295

Royal Bank of Scotland Group Plc, 5.75%, Ser L
(United Kingdom)	A	28,200	672,288
Electric Utilities 26.44%			30,436,126

Alabama Power Co., 5.20%	BBB+	220,000	5,313,000

Central Illinois Light Co., 4.64%	Baa3	7,460	672,799

Central Maine Power Co., 4.75% (G)	Baa2	11,015	925,260

Connecticut Light & Power Co., 3.90%, Ser 1949	Baa3	27,255	907,082

Duquesne Light Co., 6.50%	BB+	100,000	5,140,000

Entergy Mississippi, Inc., 6.25%	BB+	120,000	2,992,500

Interstate Power & Light Co., 7.10%, Ser C	BBB–	25,000	674,220

Interstate Power & Light Co., 8.375%, Ser B	Baa3	36,800	1,214,400

Massachusetts Electric Co., 4.76%	BBB+	6,166	601,956

Northern Indiana Public Service Co., 7.50%	BB+	22,845	2,328,049

Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)	CCC+	220,800	5,619,360

Southern California Edison Co., 6.125%	BBB–	40,000	4,047,500
Gas Utilities 2.40%			2,766,750

Southern Union Co., 7.55%	BB+	105,000	2,766,750
Integrated Oil & Gas 0.88%			1,008,000

Coastal Finance I, 8.375%	CCC	40,000	1,008,000
Integrated Telecommunication Services 0.00%			0

Touch America Holdings, Inc., $6.875 (B)(G)(H)	D	13,928	0
Investment Banking & Brokerage 13.95%			16,060,221

Bear Stearns Cos., Inc. (The), 5.49%, Depositary Shares, Ser G	BBB	56,000	2,732,240

Bear Stearns Cos., Inc. (The), 5.72%, Depositary Shares, Ser F	BBB	91,000	4,550,000

Lehman Brothers Holdings, Inc., 5.67%, Depositary Shares, Ser D	A–	147,950	7,323,525

Lehman Brothers Holdings, Inc., 5.94%, Depositary Shares, Ser C	A–	28,100	1,454,456
Life & Health Insurance 4.79%			5,512,500

MetLife, Inc., 6.50%, Ser B	BBB	210,000	5,512,500

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value
Multi-Utilities & Unregulated Power 10.36%			$11,921,522

Baltimore Gas & Electric Co., 6.99%, Ser 1995	Baa1	10,000	1,042,813

Energy East Capital Trust I, 8.25%	BBB–	55,700	1,409,210

Public Service Electric & Gas Co., 4.18%, Ser B	BB+	40,000	3,174,000

Public Service Electric & Gas Co., 6.92%	BB+	7,000	730,187

South Carolina Electric & Gas Co., 6.52%	Baa1	55,000	5,565,312
Oil & Gas Exploration & Production 15.23%			17,538,771

Anadarko Petroleum Corp., 5.46%, Depositary Shares, Ser B	BBB–	52,300	5,154,819

Apache Corp., 5.68%, Depositary Shares, Ser B	BBB	48,075	4,790,977

Devon Energy Corp., 6.49%, Ser A	BB+	50,000	5,120,315

Nexen, Inc., 7.35% (Canada)	BB+	96,400	2,472,660
Other Diversified Financial Services 6.41%			7,380,900

Citigroup, Inc., 6.231%, Depositary Shares, Ser H	A	85,200	4,323,900

JPMorgan Chase & Co., 6.625%, Depositary Shares, Ser H	A–	60,000	3,057,000
Regional Banks 4.62%			5,318,950

HSBC USA, Inc., $2.8575 (G)	A1	108,550	5,318,950
Trucking 3.41%			3,921,500

AMERCO, 8.50%, Ser A	CCC+	155,000	3,921,500

	Interest	Par value
Issuer, maturity date	rate	(000)	Value

Short-term investments 3.21%			$3,698,000
(Cost $3,698,000)
Commercial Paper 3.21%			3,698,000

ChevronTexaco Funding Corp., 02-01-06	4.350%	$3,698	3,698,000

Total investments 151.44%			$174,345,186

Other assets and liabilities, net 0.69%			$789,526

Fund preferred shares and accrued dividends (52.13%)			($60,011,398)

Total net assets 100.00%			$115,123,314

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

Notes to Schedule of Investments

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available, unless indicated otherwise.

(B) This security is fair valued in good faith under procedures established by the Board of Trustees.

(G) Security rated internally by John Hancock Advisers, LLC.

(H) Non-income-producing issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(I) Non-income-producing security.

(S) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,719,533 or 3.23% of the Fund’s net assets as of January 31, 2006.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

ASSETS AND
LIABILITIES

January 31, 2006
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund’s balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You’ll
also find the net
asset value for each
common share.

Assets
Investments at value (cost $168,391,779)	$174,345,186
Cash	432
Receivable for investments sold	578,770
Dividends receivable	438,354
Other assets	24,036
Total assets	175,386,778

Liabilities
Payable to affiliates
Management fees	122,770
Other	26,632
Other payables and accrued expenses	102,664
Total liabilities	252,066
Dutch Auction Rate Transferable Securities
preferred shares (DARTS) including accrued
dividends, unlimited number of shares of
beneficial interest authorized with no par value,
600 shares issued, liquidation preference
of $100,000 per share	60,011,398

Net assets
Common shares capital paid-in	113,203,974
Accumulated net realized loss on investments	(4,816,420)
Net unrealized appreciation of investments	5,953,407
Accumulated net investment income	782,353
Net assets applicable to common shares	$115,123,314

Net asset value per common share
Based on 8,344,700 shares of beneficial interest
outstanding — unlimited number of shares
authorized with no par value	$13.80

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

OPERATIONS

For the period ended
January 31, 2006
(unaudited)[1]
This Statement
of Operations
summarizes the
Fund’s investment
income earned and
expenses incurred
in operating the
Fund. It also
shows net gains
(losses) for the
period stated.

Investment income
Dividends	$4,917,178
Interest	70,775
Total investment income	4,987,953

Expenses
Investment management fees	707,886
Administration fees	132,729
DARTS auction fees	84,975
Custodian fees	20,245
Transfer agent fees	18,973
Printing	18,596
Professional fees	18,019
Registration and filing fees	12,499
Miscellaneous	10,877
Trustees’ fees	7,730
Compliance fees	1,853
Total expenses	1,034,382
Net investment income	3,953,571

Realized and unrealized gain (loss)
Net realized gain on investments	520,215
Change in net unrealized appreciation (depreciation)
of investments	(5,781,704)
Net realized and unrealized loss	(5,261,489)
Distribution to DARTS	(924,732)
Decrease in net assets from operations	($2,232,650)

1 Semiannual period from 8-1-05 through 1-31-06.

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value of
the Fund’s net
assets has changed
during the last
two periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
and distributions,
if any, paid
to shareholders.

	Year	Period
	ended	ended
	7-31-05	1-31-06[1]

Increase (decrease) in net assets
From operations
Net investment income	$8,302,209	$3,953,571
Net realized gain (loss)	(4,534,944)	520,215
Change in net unrealized
appreciation (depreciation)	19,618,715	(5,781,704)
Distributions to DARTS	(1,379,117)	(924,732)
Increase (decrease) in net assets
resulting from operations	22,006,863	(2,232,650)
Distributions to common shareholders
From net investment income	(7,710,503)	(3,454,706)

Net assets
Beginning of period	106,514,310	120,810,670
End of period[2]	$120,810,670	$115,123,314

[1] Semiannual period from 8-1-05 through 1-31-06. Unaudited. [2] Includes accumulated net investment income of $1,208,220 and $782,353, respectively.

See notes to financial statements.

F I N A N C I A L   H I G H L I G H T S

FINANCIAL HIGHLIGHTS
COMMON SHARES

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

Period ended	7-31-01	7-31-02	7-31-03	7-31-04	7-31-05	1-31-06[1]

Per share operating performance
Net asset value,
beginning of period	$12.66	$13.82	$11.62	$12.36	$12.76	$14.48
Net investment income[2]	1.18	1.12	0.98	0.94	0.99	0.47
Net realized and unrealized
gain (loss) on investments	1.27	(2.20)	0.84	0.51	1.82	(0.63)
Distributions to DARTS	(0.32)	(0.15)	(0.11)	(0.08)	(0.17)	(0.11)
Total from investment operations	2.13	(1.23)	1.71	1.37	2.64	(0.27)
Less distributions to
common shareholders
From net investment income	(0.97)	(0.97)	(0.97)	(0.97)	(0.92)	(0.41)
Net asset value, end of period	$13.82	$11.62	$12.36	$12.76	$14.48	$13.80
Per share market value,
end of period	$12.66	$11.13	$12.40	$12.45	$13.14	$12.16
Total return at market value[3] (%)	22.53	(5.06)	20.79	8.31	13.03	(4.28)[4]

Ratios and supplemental data
Net assets applicable to common
shares, end of period (in millions)	$115	$97	$103	$107	$121	$115
Ratio of expenses to average
net assets[5] (%)	1.87	1.94	2.03	1.90	1.86	1.78[6]
Ratio of net investment income
to average net assets[7] (%)	8.57	8.44	8.35	7.23	7.19	6.79[6]
Portfolio turnover (%)	26	17	5	7	19	7

Senior securities
Total value of DARTS outstanding
(in millions)	$60	$60	$60	$60	$60	$60
Involuntary liquidation preference
per unit (in thousands)	$100	$100	$100	$100	$100	$100
Average market value
per unit (in thousands)	$100	$100	$100	$100	$100	$100
Asset coverage per unit[8]	$290,681	$254,633	$271,743	$275,341	$300,181	$290,876

See notes to financial statements.

F I N A N C I A L   H I G H L I G H T S

Notes to Financial Highlights
[1] Semiannual period from 8-1-05 through 1-31-06. Unaudited.
[2] Based on the average of the shares outstanding.
[3] Assumes dividend reinvestment.
[4] Not annualized.
[5] Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratios of expenses would have been 1.23%, 1.26%, 1.26%,
1.22%, 1.22% and 1.17%, respectively.
[6] Annualized.
[7] Ratios calculated on the basis of net investment income relative to the average net assets of common shares.
Without the exclusion of preferred shares, the annualized ratios of net investment income would have been
5.63%, 5.48%, 5.18%, 4.65%, 4.73% and 4.47%, respectively.
[8] Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing such amount by the number of DARTS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to financial statements.

NOTES TO STATEMENTS Unaudited
Note A
Accounting policies

John Hancock Patriot Global Dividend Fund (the “Fund”) is a diversified closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments, which have a remaining maturity of 60 days or less, may be valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $617,550 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such car-ryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: July 31, 2011 — $573,041 and July 31, 2012 — $44,509.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a security on non-accrual status and reduce related investment income by ceasing current accruals or writing off interest, or dividends receivable, when the collection of income has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended July 31, 2005, the tax character of distributions was as follows: ordinary income $9,089,620.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.80% of the Fund’s average weekly net asset value plus the value attributable to the preferred shares (collectively “managed assets”).

Effective December 31, 2005, the investment management teams of the Adviser were reorganized into Sovereign Asset Management LLC (“Sovereign”), a wholly owned indirect subsidiary of John Hancock Life insurance Company (“JHLICo”). The Adviser remains the principal advisor on the Fund and Sovereign acts as subadviser under the supervision of the Adviser. The restructuring did not have an impact on the Fund, which continues to be managed using the same investment philosophy and process. The Fund is not be responsible for payment of the subadvisory fees.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications with the shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.15% of the Fund’s average weekly managed assets. The compensation for the period amounted to $132,729. The Fund also paid the Adviser the amount of $62 for certain publishing services, included in the printing fees. The Fund also reimbursed JHLICo for certain compliance costs, included in the Fund’s Statement of Operations.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffil-iated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the New York Stock Exchange (“NYSE”) and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the Securities and Exchange Commission the certification of its chief executive officer and chief accounting officer required by Section 302 of the Sarbanes-Oxley Act.

Note C
Fund share
transactions
Common shares

The Fund had no common shares transactions during the last two fiscal periods.

Dutch Auction Rate
Transferable Securities
preferred shares

The Fund issued 600 shares of Dutch Auction Rate Transferable Securities preferred shares (“DARTS”) on October 16, 1992, in a public offering. The underwriting discount was recorded as a reduction of the capital of common shares.

Dividends on the DARTS, which accrue daily, are cumulative at a rate that was established at the offering of the DARTS and has been reset every 49 days thereafter by an auction. Dividend rates on DARTS ranged from 2.70% to 3.42% during the period ended January 31, 2006. Accrued dividends on DARTS are included in the value of DARTS on the Fund’s Statement of Assets and Liabilities.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS, as defined in the Funds’ by-laws. If the dividends on the DARTS shall remain unpaid in an amount equal to two full years’ dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the common shareholders have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and common shareholders.

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended January 31, 2006, aggregated $11,326,298 and $13,425,495, respectively.

The cost of investments owned on January 31, 2006, including short-term investments, for federal income tax purposes, was $168,426,914. Gross unrealized appreciation and depreciation of investments aggregated $10,816,165 and $4,897,893, respectively, resulting in net unrealized appreciation of $5,918,272. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Investment
objective
and policy

The Fund’s investment objective is to provide a high level of current income, consistent with modest growth of capital, for holders of its common shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common stocks of domestic and foreign issuers, as well as debt obligations, with the Fund investing only in U.S. dollar-denominated securities.

The Fund’s non-fundamental investment policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment-grade (at least “BBB” by S&P or “Baa” by Moody’s) at the time of investment, or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment-grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality. This policy supersedes the requirement that at least 80% of the Fund’s total assets consist of preferred stocks and debt obligations rated “A” or higher and dividend paying common stocks whose issuers have senior debt rated “A” or higher.

On November 20, 2001, the Fund’s Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances, the Fund will invest at least 80% of its assets in dividend-paying securities. The “Assets” are defined as net assets, including the liquidation preference amount of the DARTS, plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

Bylaws

In November 2002, the Board of Trustees adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

On December 16, 2003, the Trustees approved the following change to the Fund’s bylaws. The auction preferred shares section of the Fund’s bylaws was changed to update the rating agency requirements in keeping with recent changes to the agencies’ basic maintenance reporting requirements for leveraged closed-end funds. Bylaws now require an independent accountant’s confir-mation only once per year, at the Fund’s fiscal year end, and changes to the agencies’ basic maintenance reporting requirements that include modifications to the eligible assets and their respective discount factors. These revisions bring the Fund’s bylaws in line with current rating agency requirements.

On September 14, 2004, the Trustees approved an amendment to the Fund’s bylaws increasing the maximum applicable dividend rate ceiling on the preferred shares to conform with the modern calculation methodology used by the industry and other John Hancock funds.

Dividends and
distributions

During the period ended January 31, 2006, dividends from net investment income totaling $0.414 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

August 31, 2005	$0.069
September 30, 2005	0.069
October 31, 2005	0.069
November 30, 2005	0.069
December 30, 2005	0.069
January 31, 2006	0.069

Dividend
reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the “Plan”), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as Plan Agent for the common shareholders (the “Plan Agent”), unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of common shares in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as an agent for the participants, receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. The Fund will not issue any new shares in connection with the Plan.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received prior to dividend record dates; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued, and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirma-tions of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form, in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased, as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on the 1099-DIV should be the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid, subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder
communication
and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Board Consideration
of and Continuation
of Investment
Advisory Agreement:
John Hancock Patriot
Global Dividend Fund

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Patriot Global Dividend Fund (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) for the Fund.

At meetings held on May 19–20 and June 6–7, 2005, the Board, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the continuation of the Advisory Agreement. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel. In evaluating the Advisory Agreement, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to the following: (i) the investment performance of the Fund and a broader universe of relevant funds (the “Universe”) selected by Lipper Inc. (“Lipper”), an independent provider of investment company data, for a range of periods, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund and a peer group of comparable funds selected by Lipper (the “Peer Group”), (iii) the advisory fees of comparable portfolios of other clients of the Adviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees and a study undertaken at the direction of the Independent Trustees as to the allocation of the benefits of economies of scale between the Fund and the Adviser, (vi) the Adviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the Fund’s Code of Ethics and the structure and responsibilities of the Adviser’s compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates.

Nature, extent and quality
of services

The Board considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser were sufficient to support renewal of the Advisory Agreement.

Fund performance

The Board considered the performance results for the Fund over various time periods. The Board also considered these results in comparison to the performance of the Universe, as well as the Fund’s benchmark indexes. Lipper determined the Universe for the Fund. The Board reviewed with a representative of Lipper the methodology used by Lipper to select the funds in the Universe and the Peer Group.

The Board noted that the performance of the Fund was higher than or not appreciably below the median and average performance of its Universe and one of its benchmark indexes, the Lipper Closed-End Income and Preferred Funds Index, for the time periods under review. The Board noted that, except for the one-year period ended December 31, 2004, the Fund’s performance was either above or not appreciably below the performance of the Fund’s other benchmark index, Dow Jones Utility Average Index, for the time periods under review. The Adviser provided information to the Board regarding factors contributing to the Fund’s performance results, as well as the Adviser’s outlook and investment strategy for the near future. The Board indicated its intent to continue to monitor the Fund’s performance trends.

Investment advisory fee
rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and the actual management fee expense ratio with fees for the Peer Group. The Board noted that the Advisory Agreement Rate was at the high end of the range of other funds in the Peer Group, but noted that the Peer Group included very few funds. The Board also noted that the actual management fee expense ratio was higher than the median rate of the Peer Group. The Adviser explained that, in its view, the actual management fee expense ratio reported by Lipper is overstated because the Lipper analysis excludes amounts attributable to redeemable preferred shares from the denominator or asset base when converting dollars actually paid into a ratio. The Board received a more detailed analysis provided by the Adviser, which showed that the actual management fee expense ratio is in line with the industry average of other similar funds when adjusted for leverage by including amounts attributable to redeemable preferred shares in the asset base.

The Board received and considered information regarding the Fund’s total operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, non-management fees, transfer agent fees and custodian fees, including and excluding investment-related expenses. The Board also considered comparisons of these expenses to the Peer Group and the Universe. The Board noted that the total operating expense ratio of the Fund was higher than the Peer Group’s and Universe’s median total operating expense ratio. The Board considered the additional analysis provided by the Adviser, and noted that the actual total operating expense ratio is in line with the industry average of other similar funds when adjusted for leverage by including amounts attributable to redeemable preferred shares in the asset base.

The Adviser also discussed the Lipper data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and performance supported the re-approval of the Advisory Agreement.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affili-ates. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreement did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares, and concluded that the fees were fair and equitable based on relevant factors, including the Fund’s total expenses ranking relative to its Peer Group.

Information about
services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser to its other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate was not unreasonable, taking into account fee rates offered to others by the Adviser and giving effect to differences in services covered by such fee rates.

Other benefits to
the Adviser

The Board received information regarding potential “fall-out” or ancillary bene-fits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other finan-cial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s and the Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and
broader review

As discussed above, the Board reviewed detailed materials received from the Adviser as part of the annual re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreement for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreement.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Trustees
Ronald R. Dion, Chairman
James R. Boyle†
James F. Carlin
Richard P. Chapman, Jr.*
William H. Cunningham
Charles L. Ladner*
Dr. John A. Moore*
Patti McGill Peterson*
Steven R. Pruchansky
*Members of the Audit Committee
†Non-Independent Trustee

Officers
Keith F. Hartstein
President and
Chief Executive Officer
William H. King
Vice President and Treasurer
Francis V. Knox, Jr.
Vice President and
Chief Compliance Officer
John G. Vrysen
Executive Vice President and
Chief Financial Officer

Investment adviser
John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805

Subadviser
Sovereign Asset Management
LLC
101 Huntington Avenue
Boston, MA 02199

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent and
dividend disburser
Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Transfer agent for DARTS
Deutsche Bank Trust
Company Americas
280 Park Avenue
New York, NY 10017

Legal counsel
Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Stock symbol
Listed New York Stock
Exchange:
PGD

For shareholder assistance
refer to page 21

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:
Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Phone	Customer service representatives	1-800-852-0218
	Portfolio commentary	1-800-344-7054
	24-hour automated information	1-800-843-0090
	TDD line	1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

1-800-852-0218 1-800-843-0090 EASI-Line 1-800-231-5469 (TDD) www.jhfunds. com

PRESORTED STANDARD U. S. POSTAGE PAID MIS

P40SA 1/06 3/06

ITEM 2. CODE OF ETHICS.

As of the end of the period, January 31, 2006, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

The code of ethics was amended effective May 1, 2005 to address new Rule 204A-1 under the Investment Advisers Act of 1940 and to make other related changes.

The most significant amendments were:

(a) Broadening of the General Principles of the code to cover compliance with all federal securities laws.
(b) Eliminating the interim requirements (since the first quarter of 2004) for access persons to preclear their personal trades of John Hancock mutual funds. This was replaced by post-
trade reporting and a 30 day hold requirement for all employees.
(c) A new requirement for “heightened preclearance” with investment supervisors by any access person trading in a personal position worth $100,000 or more.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable at this time.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds - Administration
Committee Charter and John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Patriot Global Dividend Fund

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: March 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: March 24, 2006

By: /s/ John G. Vrysen
-------------------------------------
John G. Vrysen
Executive Vice President and Chief Financial Officer

Date: March 24, 2006